---------------------------------------------------------------------
---------------------------------------------------------------------










                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549


                            --------------



                               FORM 8-K



                            --------------



                            CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D)
                OF THE SECURITIES EXCHANGE ACT OF 1934


  Date of Report (Date of earliest event reported): October 19, 1997


                            ITT CORPORATION
        (Exact name of registrant as specified in its charter)




     Nevada                1-13960                88-0340591
(State or other     (Commission File No.) (IRS Employer Identification No.)
 jurisdiction of
 incorporation)

                      1330 Avenue of the Americas
                        New York, NY 10019-5490
               (Address of principal executive offices)


                            (212) 258-1000
         (Registrant's telephone number, including area code)







---------------------------------------------------------------------
---------------------------------------------------------------------

Item 5.  Other Information.

     On October 19, 1997, ITT Corporation (the "Company") agreed to merge (the "Merger") with an entity jointly owned by Starwood Lodging Corporation ("Starwood") and Starwood Lodging Trust ("Starwood Trust"). The terms of the Merger are set forth in an Agreement and Plan of Merger (the "Merger Agreement") dated as of October 19, 1997, among the Company, Starwood, Starwood Trust and Chess Acquisition Corp. In the Merger, each share of the Company's common stock, no par value (the "Common Stock"), will be converted into the right to receive Paired Shares (as defined below), subject to certain collar provisions, and $15 in cash. The shares of common stock, par value $0.01 per share, of Starwood and the trust shares, par value $0.01 per share, of Starwood Trust trade as "paired shares" (the "Paired Shares") on the New York Stock Exchange. As a result of the Merger, the Company will be wholly owned by Starwood and Starwood Trust.

     The Merger is subject to the approval of the stockholders of the Company, Starwood and Starwood Trust and other customary conditions.

     The foregoing summary of the Merger Agreement is qualified in its entirety by reference to the text of the Merger Agreement, a copy of which is filed as Exhibit 2.1 hereto and which is incorporated herein by reference.

     On October 19, 1997, the Company entered into Amendment No. 1, dated as of October 19, 1997 ("Amendment No. 1"), to the Rights Agreement (the "Rights Agreement"), dated as of November 1, 1995, between ITT Destinations, Inc. and The Bank of New York, as Rights Agent, pursuant to which Series A Participating Cumulative Preferred Stock purchase rights (the "Rights") were issued to holders of the Common Stock. Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to such terms in the Rights Agreement.

     Amendment No. 1 provides that none of Starwood, Starwood Trust or any of their respective Affiliates or Associates or any of their permitted assignees or transferees shall be deemed an Acquiring Person and no Distribution Date shall be deemed to occur, in each such case, by reason of the approval, execution or delivery of the Merger Agreement, the consummation of the Merger or the consummation of the other transactions contemplated by the Merger Agreement.

     The foregoing summary of Amendment No. 1 is qualified in its entirety by reference to the text of Amendment No. 1, a copy of which is filed as Exhibit 4.1 hereto and which is incorporated herein by reference.


Item 7.  Financial Statements and Exhibits.

   (a) - (b)  Not applicable.


   (c)  Exhibits.


          2.1 Agreement and Plan of Merger among Starwood Lodging Corporation, Chess Acquisition Corp., Starwood Lodging Trust and ITT Corporation dated as of October 19, 1997.

          4.1 Amendment No. 1, dated as of October 19, 1997, to the Rights Agreement dated as of November 1, 1995 between ITT Destinations, Inc. and The Bank of New York, as Rights Agent.

          99.1 Text of Press Release of ITT Corporation and Starwood Lodging issued October 20, 1997.

                               SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   ITT CORPORATION.

                                   By:   /s/ Patrick L. Donnelly
Date:  October 20, 1997                  -----------------------------
                                         Name:  Patrick L. Donnelly
                                         Title  Vice President and Assistant
                                                General Counsel

                           INDEX TO EXHIBITS



Exhibit No.            Description                     Sequential Page No.

     2.1       Agreement and Plan of Merger among
               Starwood Lodging Corporation, Chess
               Acquisition Corp., Starwood Lodging
               Trust and ITT Corporation dated as of
               October 19, 1997.

     4.1       Amendment No. 1, dated as of October 19,
               1997, to the Rights Agreement dated as
               of November 1, 1995 between ITT
               Destinations, Inc. and The Bank of New
               York, as Rights Agent.

     99.1 Text of Press Release of ITT Corporation issued October 20, 1997.